UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2023

PAYSIGN, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38623	95-4550154
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2615 St. Rose Parkway

Henderson, Nevada 89052

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (702) 453-2221

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PAYS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

The Board of Directors of Paysign, Inc. (the “Company”) has determined that the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) will be held on May 5, 2023. Stockholders of record at the close of business on March 24, 2023, and only such stockholders will be entitled to notice of and to vote at the 2023 Annual Meeting. The time and location of the 2023 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2023 Annual Meeting to be filed with the Securities and Exchange Commission (“SEC”).

Because the date of the 2023 Annual Meeting differs by more than thirty days from the anniversary date of the Company’s 2022 Annual Meeting of Stockholders, which was held on December 16, 2022, the deadline for submission of any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the deadlines for any stockholder to submit a nominee to serve as director pursuant to Rule 14a-18, or to submit a proposal to be considered at the meeting or for inclusion in the Company’s proxy materials outside of Rule 14a-8, as set forth in the Company’s 2022 proxy statement, filed with the SEC on November 1, 2022 (the "2022 Proxy Statement"), no longer apply. Pursuant to Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals by means of this report.

Stockholders of the Company who wish to have a proposal, including nominations of persons for election to the Board of Directors, considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting must ensure that such proposal is received by, on or before the close of business on March 10, 2023, which date the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials, and which complies with the requirements of the Company’s bylaws (the “Bylaws”). To be eligible for inclusion in the proxy materials for the 2023 Annual Meeting, any such proposal must also meet the requirements set forth in the rules and regulations of the SEC and in the Bylaws, including those described in the sections titled “Director Nomination Process” and “How and when may I submit a stockholder proposal for next year’s annual meeting?” in the 2022 Proxy Statement.

Proposals and notices must be in writing and received by the Company’s Secretary, Robert Strobo, addressed to: Paysign, Inc. Board of Directors, Attn: Secretary, 2615 St. Rose Parkway, Henderson, Nevada 89052.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYSIGN, INC.
Date: February 27, 2023	By: /s/ Mark Newcomer
Mark Newcomer, Chief Executive Officer

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